SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

DWS Europe Equity Fund (Effective December 1, 2010: DWS World Dividend Fund)

Effective on or about December 1, 2010, the following sections of the prospectus are modified as follows:

The section of the fund’s prospectus under the heading “INVESTMENT OBJECTIVE” will be replaced in its entirety by the following:

INVESTMENT OBJECTIVE

The fund seeks total return, emphasizing both current income and capital appreciation.

The sections of the fund’s prospectus under the heading “PRINCIPAL INVESTMENT STRATEGY” will be replaced in their entirety by the following:

PRINCIPAL INVESTMENT STRATEGY

Main Investments. Normally, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in dividend paying stocks. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities issued by foreign based companies. The fund’s investments will include primarily common stocks issued by US and foreign based companies and may also include preferred stocks and other equity securities such as convertible securities and warrants.

Management process. Although the fund may invest in companies of any size and from any country, it will invest mainly in common stocks of established companies in countries with developed economies. The fund will seek income by investing in dividend paying stocks. Portfolio management looks for companies it believes are fundamentally strong and that it expects to have high, sustainable dividend yields and stable cash flows.

In choosing securities, portfolio management uses a combination of analytical disciplines:

■
Bottom–up research. Portfolio management looks for individual companies that it believes have a history of above–average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

■
Growth orientation. Portfolio management generally looks for companies that it believes have above–average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

■	Analysis of regional themes. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that it believes may benefit from them.

Portfolio management may sell a stock when it believes its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country.

OTHER INVESTMENTS AND TECHNIQUES

Derivatives. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non–hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.
Securities Lending. The fund may lend securities (up to one–third of total assets) to approved institutions. There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

September 23, 2010
DRINTF-3601

The following supplements the disclosure under the heading “Past Performance” in the fund’s prospectus.

Effective on or about December 1, 2010, the MSCI World High Dividend Yield Index will replace the Morgan Stanley Capital International (MSCI) Europe Index as the fund’s benchmark index because the Advisor believes that it better reflects the fund’s new investment strategy.

The section of the fund’s prospectus under the heading “MANAGEMENT” will be replaced in its entirety by the following:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Thomas Schuessler, PhD., Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.

Oliver Pfeil, PhD., Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

Fabian Degen, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

Peter Steffen, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

The section of the fund’s prospectus under the heading “TAX INFORMATION” will be replaced in its entirety by the following:

The fund’s distributions (dividends are expected to be paid quarterly commencing approximately February 2011 and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax–deferred investment plan.

The “MANAGEMENT” section of the fund’s prospectus under the heading “FUND DETAILS” will be replaced in its entirety by the following:

MANAGEMENT

DWS World Dividend Fund

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Thomas Schuessler, PhD., Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.
■	Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

■	US and Global Fund Management: Frankfurt.

■	PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Oliver Pfeil, PhD., Vice President. Portfolio Manager of the fund. Joined the fund in 2010.
■
Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000–2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002–2003).

■	Portfolio manager for US and Global Value Equity: Frankfurt.

■	US and Global Fund Management: Frankfurt.

■
PhD in finance and accounting and Master’s degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program (”Bankkaufmann”) at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

September 23, 2010
DRINTF-3601

Fabian Degen, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2010.
■	Joined Deutsche Asset Management in 2007.

■	Portfolio manager for Value Equity: Frankfurt.

■	US and Global Fund Management: Frankfurt.

■
Bachelor of International Business Administration in Investments & Finance from International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Peter Steffen, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2010.
■	Joined Deutsche Asset Management in 2007.

■	Portfolio manager for US Large Cap Value Equity: Frankfurt.

■	US and Global Fund Management: Frankfurt.

■
Master’s Degree (”Diplom–Kaufmann”) in Finance & Asset Management from International School of Management Dortmund with educational exchanges at the Université de Neuchâtel (Switzerland) and the University of Colorado (USA).

The second paragraph of the “Understanding Distributions and Taxes” section under the heading “INVESTING IN THE FUNDS” will be replaced in its entirety by the following with respect to the fund:

The fund intends to pay dividends to shareholders quarterly (commencing approximately February 2011) and it will pay capital gains distributions annually in November or December.

Please Retain This Supplement for Future Reference

September 23, 2010
DRINTF-3601